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                                                                   EXHIBIT 10.41

                                PLEDGE AGREEMENT


         THIS PLEDGE AGREEMENT (this "Pledge Agreement") is entered into as of December 31, 2001 among THE PROFIT RECOVERY GROUP USA, INC., a Georgia corporation (the "Borrower"), THE PROFIT RECOVERY GROUP INTERNATIONAL, INC., a Georgia corporation (the "Parent"), certain of the Domestic Subsidiaries of the Parent (such Domestic Subsidiaries, together with the Parent, individually a "Guarantor", and collectively the "Guarantors"; the Guarantors together with the Borrower, individually a "Pledgor", and collectively the "Pledgors") and BANK OF AMERICA, N.A., in its capacity as administrative agent (in such capacity, the "Administrative Agent") for the lenders from time to time party to the Credit Agreement described below (the "Lenders").

                                    RECITALS

         WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof (as amended, modified, extended, renewed or replaced from time to time, the "Credit Agreement") among the Borrower, the Guarantors, the Lenders and the Administrative Agent, the Lenders have agreed to make Loans and issue Letters of Credit upon the terms and subject to the conditions set forth therein; and

         WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and the obligations of the Lenders to make their respective Loans and to issue Letters of Credit under the Credit Agreement that the Pledgors shall have executed and delivered this Pledge Agreement to the Administrative Agent for the ratable benefit of the Lenders.

         NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement. In addition, the following terms, which are defined in the UCC as in effect in the State of Georgia on the date hereof, are used herein as so defined: Accession, Financial Asset, Proceeds and Security. For purposes of this Pledge Agreement, the term "Lender" shall include any Affiliate of any Lender which has entered into a Hedging Agreement with any Credit Party in connection with the Loans.

         2. Pledge and Grant of Security Interest. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Pledgor Obligations (as defined in Section 3 hereof), each Pledgor hereby pledges and assigns to the Administrative Agent, for the benefit of the Lenders, and grants to the Administrative Agent, for the benefit of the Lenders, a continuing security interest in, and a right to set-off against, any and all right, title and interest of such Pledgor in and to the following,

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whether now owned or existing or owned, acquired, or arising hereafter
(collectively, the "Pledged Collateral"):

                  (a) Pledged Shares. (i) 100% (or, if less, the full amount owned by such Pledgor) of the issued and outstanding shares of capital stock owned by such Pledgor of each Domestic Subsidiary of such Pledgor set forth on Schedule 2(a) attached hereto and (ii) 66% of the issued and outstanding shares of each class of capital stock or other ownership interests entitled to vote (within the meaning of Treas. Reg.
         Section 1.956-2(c)(2)) ("Voting Equity") and 100% (or, if less, the full amount owned by such Pledgor) of the issued and outstanding shares of each class of capital stock or other ownership interests not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) ("Non-Voting Equity") owned by such Pledgor of each Material Foreign Subsidiary set forth on Schedule 2(a) attached hereto, in each case together with the certificates (or other agreements or instruments), if any, representing such shares, and all options and other rights, contractual or otherwise, with respect thereto (collectively, together with the shares of capital stock described in Section 2(b) and 2(c) below, the "Pledged Shares"), including, but not limited to, the following:

                           (y) all shares or securities representing a dividend on any of the Pledged Shares, or representing a distribution or return of capital upon or in respect of the Pledged Shares, or resulting from a stock split, revision, reclassification or other exchange therefor, and any subscriptions, warrants, rights or options issued to the holder of, or otherwise in respect of, the Pledged Shares; and

                           (z) without affecting the obligations of the Pledgors under any provision prohibiting such action hereunder or under the Credit Agreement, in the event of any consolidation or merger involving the issuer of any Pledged Shares and in which such issuer is not the surviving corporation, all shares of each class of the capital stock of the successor corporation formed by or resulting from such consolidation or merger.

                  (b) Additional Shares. 100% (or, if less, the full amount owned by such Pledgor) of the issued and outstanding shares of capital stock owned by such Pledgor of any Person which hereafter becomes a Domestic Subsidiary of such Pledgor and 66% of the Voting Equity and 100% (or, if less, the full amount owned by such Pledgor) of the Non-Voting Equity owned by such Pledgor of any Person which hereafter becomes a Material Foreign Subsidiary of such Pledgor, including, without limitation, the certificates (or other agreements or instruments) representing such shares.

                  (c) Other Equity Interests. Any and all other capital stock, membership interests or other equity interests owned by such Pledgor in any Domestic Subsidiary or any Material Foreign Subsidiary of such Pledgor.


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                  (d)      Accessions and Proceeds. All Accessions and Proceeds
         of the foregoing, however and whenever acquired and in whatever form.

         Without limiting the generality of the foregoing, it is hereby specifically understood and agreed that a Pledgor may from time to time hereafter deliver additional shares of stock to the Administrative Agent as collateral security for the Pledgor Obligations. Upon delivery to the Administrative Agent, such additional shares of stock shall be deemed to be part of the Pledged Collateral of such Pledgor and shall be subject to the terms of this Pledge Agreement whether or not Schedule 2(a) is amended to refer to such additional shares.

         3. Security for Pledgor Obligations. The security interest created hereby in the Pledged Collateral of each Pledgor constitutes continuing collateral security for all of the following, whether now existing or hereafter incurred (the "Pledgor Obligations"):

                           (a) In the case of the Borrower, the prompt performance and observance by the Borrower of all obligations of the Borrower under the Credit Agreement, the Notes, this Pledge Agreement and the other Credit Documents to which the Borrower is a party;

                           (b) In the case of the Guarantors, the prompt performance and observance by such Guarantor of all obligations of such Guarantor under the Credit Agreement, this Pledge Agreement and the other Credit Documents to which such Guarantor is a party, including, without limitation, its guaranty obligations arising under Section 4 of the Credit Agreement; and

                           (c) All other indebtedness, liabilities and obligations of any kind or nature, now existing or hereafter arising, owing from any Pledgor to any Lender or the Administrative Agent, howsoever evidenced, created, incurred or acquired, whether primary, secondary, direct, contingent, or joint and several, including, without limitation, all liabilities arising under any Hedging Agreement between any Credit Party and any Lender in connection with the Loans and all obligations and liabilities incurred in connection with collecting and enforcing the Pledgor Obligations.

         4. Delivery of the Pledged Collateral. Each Pledgor hereby agrees that:

                  (a) Each Pledgor shall deliver to the Administrative Agent (i) simultaneously with or prior to the execution and delivery of this Pledge Agreement, all certificates representing the Pledged Shares of such Pledgor and (ii) promptly upon the receipt thereof by or on behalf of a Pledgor, all other certificates and instruments constituting Pledged Collateral of a Pledgor. Prior to delivery to the Administrative Agent, all such certificates and instruments constituting Pledged Collateral of a Pledgor shall be held in trust by such Pledgor for the benefit of the Administrative Agent pursuant hereto. All such certificates shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in Exhibit 4(a) attached hereto.


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                  (b)      Additional Securities. If such Pledgor shall receive
         by virtue of its being or having been the owner of any Pledged Collateral, any (i) stock certificate, including without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock splits, spin-off or split-off, promissory notes or other instruments;
         (ii) option or right, whether as an addition to, substitution for, or an exchange for, any Pledged Collateral or otherwise; (iii) dividends payable in securities; or (iv) distributions of securities in connection with a partial or total liquidation, dissolution or reduction of capital, capital surplus or paid-in surplus, then such Pledgor shall receive such stock certificate, instrument, option, right or distribution in trust for the benefit of the Administrative Agent, shall segregate it from such Pledgor's other property and shall deliver it forthwith to the Administrative Agent in the exact form received together with any necessary endorsement and/or appropriate stock power duly executed in blank, substantially in the form provided in Exhibit 4(a), to be held by the Administrative Agent as Pledged Collateral and as further collateral security for the Pledgor Obligations.

                  (c) Financing Statements. Each Pledgor shall authorize and deliver to the Administrative Agent such UCC or other applicable financing statements as may be reasonably requested by the Administrative Agent in order to perfect and protect the security interest created hereby in the Pledged Collateral of such Pledgor.

         5. Representations and Warranties. Each Pledgor hereby represents and warrants to the Administrative Agent, for the benefit of the Lenders, that so long as any of the Pledgor Obligations remain outstanding or any Credit Document or Hedging Agreement between any Credit Party and any Lender in connection with the Loans is in effect or any Letter of Credit shall remain outstanding, and until all of the Commitments shall have been terminated:

                  (a) Authorization of Pledged Shares. The Pledged Shares are duly authorized and validly issued, are fully paid and nonassessable and are not subject to the preemptive rights of any Person. All other shares of stock constituting Pledged Collateral will be duly authorized and validly issued, fully paid and nonassessable and not subject to the preemptive rights of any Person.

                  (b) Title. Each Pledgor has good and indefeasible title to the Pledged Collateral of such Pledgor and will at all times be the legal and beneficial owner of such Pledged Collateral free and clear of any Lien, other than Permitted Liens. There exists no "adverse claim" within the meaning of Section 8-102 of the Uniform Commercial Code as in effect in the State of Georgia (the "UCC") with respect to the Pledged Shares of such Pledgor.

                  (c) Exercising of Rights. The exercise by the Administrative Agent of its rights and remedies hereunder will not violate any law or governmental regulation or any material contractual restriction binding on or affecting a Pledgor or any of its property.


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                  (d)      Pledgor's Authority. No authorization, approval or
         action by, and no notice or filing with any Governmental Authority or with the issuer of any Pledged Shares is required either (i) for the pledge made by a Pledgor or for the granting of the security interest by a Pledgor pursuant to this Pledge Agreement (except as have already been obtained) or (ii) for the exercise by the Administrative Agent or the Lenders of their rights and remedies hereunder (except as may be required by laws affecting the offering and sale of securities).

                  (e) Security Interest/Priority. This Pledge Agreement creates a valid security interest in favor of the Administrative Agent for the benefit of the Lenders, in the Pledged Collateral. The taking possession by the Administrative Agent of the certificates representing the Pledged Shares and all other certificates and instruments constituting Pledged Collateral will perfect and establish the first priority of the Administrative Agent's security interest in the Pledged Shares and, when properly perfected by filing or registration, in all other Pledged Collateral represented by such Pledged Shares and instruments securing the Pledgor Obligations. Except as set forth in this Section 5(e), no action is necessary to perfect or otherwise protect such security interest.

                  (f) Partnership and Membership Interests. Except as previously disclosed to the Administrative Agent, none of the Pledged Shares consisting of partnership or limited liability company interests
         (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a security governed by Article 8 of the UCC, (iii) is an investment company security, (iv) is held in a securities account or (v) constitutes a Security or a Financial Asset.

                  (g) No Other Shares. No Pledgor owns any shares of stock other than as set forth on Schedule 2(a) attached hereto.

         6. Covenants. Each Pledgor hereby covenants, that so long as any of the Pledgor Obligations remain outstanding or any Credit Document or Hedging Agreement between any Credit Party and any Lender in connection with the Loans is in effect or any Letter of Credit shall remain outstanding, and until all of the Commitments shall have been terminated, such Pledgor shall:

                  (a) Books and Records. Mark its books and records (and shall cause the issuer of the Pledged Shares of such Pledgor to mark its books and records) to reflect the security interest granted to the Administrative Agent, for the benefit of the Lenders, pursuant to this Pledge Agreement.

                  (b) Defense of Title. Warrant and defend title to and ownership of the Pledged Collateral of such Pledgor at its own expense against the claims and demands of all other parties claiming an interest therein, keep the Pledged Collateral free from all Liens, except for Permitted Liens, and not sell, exchange, transfer, assign, lease or


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         otherwise dispose of Pledged Collateral of such Pledgor or any interest therein, except as permitted under the Credit Agreement and the other Credit Documents.

                  (c) Further Assurances. Promptly execute and deliver at its expense all further instruments and documents and take all further action that may be reasonably necessary and desirable or that the Administrative Agent may reasonably request in order to (i) perfect and protect the security interest created hereby in the Pledged Collateral of such Pledgor (including without limitation any and all action necessary to reasonably satisfy the Administrative Agent that the Administrative Agent has obtained a first priority perfected security interest in any capital stock, membership interests or other equity interests); (ii) enable the Administrative Agent to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral of such Pledgor; and (iii) otherwise effect the purposes of this Pledge Agreement, including, without limitation and if requested by the Administrative Agent, delivering to the Administrative Agent irrevocable proxies in respect of the Pledged Collateral of such Pledgor upon the occurrence of and during the continuation of an Event of Default.

                  (d) Amendments. Not make or consent to any amendment or other modification or waiver with respect to any of the Pledged Collateral of such Pledgor or enter into any agreement or allow to exist any restriction with respect to any of the Pledged Collateral of such Pledgor other than pursuant hereto.

                  (e) Compliance with Securities Laws. File all reports and other information now or hereafter required to be filed by such Pledgor with the United States Securities and Exchange Commission and any other state, federal or foreign agency in connection with the ownership of the Pledged Collateral of such Pledgor.

                  (f) Issuance or Acquisition of Capital Stock. Not, without executing and delivering, or causing to be executed and delivered, to the Administrative Agent such agreements, documents and instruments as the Administrative Agent may reasonably require, issue or acquire any capital stock consisting of an interest in a partnership or a limited liability company that (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a security governed by Article 8 of the UCC, (iii) is an investment company security, (iv) is held in a securities account or (v) constitutes a Security or a Financial Asset.

                  (g) Authorization. Authorize the Administrative Agent to prepare and file such financing statements (including renewal statements), amendments and supplements or such other instruments as the Administrative Agent may from time to time reasonably deem necessary, appropriate or convenient in order to perfect and maintain the security interests granted hereunder in accordance with the UCC.

         7. Advances by Lenders. On failure of any Pledgor to perform any of the covenants and agreements contained herein, the Administrative Agent may, at its sole option and in its sole discretion, perform the same and in so doing may expend such sums as the Administrative Agent


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may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Administrative Agent or the Lenders may make for the protection of the security hereof or which may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Pledgors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Pledgor Obligations and shall bear interest from the date said amounts are expended at the default rate specified in Section 3.1 of the Credit Agreement for Revolving Loans that are Base Rate Loans. No such performance of any covenant or agreement by the Administrative Agent or the Lenders on behalf of any Pledgor, and no such advance or expenditure therefor, shall relieve the Pledgors of any default under the terms of this Pledge Agreement, the other Credit Documents or any Hedging Agreement between any Credit Party and any Lender in connection with the Loans. The Lenders may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by a Pledgor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

         8. Events of Default. The occurrence of an event which under the Credit Agreement would constitute an Event of Default shall be an Event of Default hereunder (an "Event of Default").

         9.       Remedies.

                  (a) General Remedies. Upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent and the Lenders shall have, in respect of the Pledged Collateral of any Pledgor, in addition to the rights and remedies provided herein, in the Credit Documents, in any Hedging Agreement between any Credit Party and any Lender in connection with the Loans or by law, the rights and remedies of a secured party under the UCC or any other applicable law.

                  (b) Sale of Pledged Collateral. Upon the occurrence of an Event of Default and during the continuation thereof, without limiting the generality of this Section and without notice, the Administrative Agent may, in its sole discretion, sell or otherwise dispose of or realize upon the Pledged Collateral, or any part thereof, in one or more parcels, at public or private sale, at any exchange or broker's board or elsewhere, at such price or prices and on such other terms as the Administrative Agent may deem commercially reasonable, for cash, credit or for future delivery or otherwise in accordance with applicable law. To the extent permitted by law, any Lender may in such event, bid for the purchase of such securities. Each Pledgor agrees that, to the extent notice of sale shall be required by law and has not been waived by such Pledgor, any requirement of reasonable notice shall be met if notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed, postage prepaid, to such Pledgor, in accordance with the notice provisions of


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         Section 11.1 of the Credit Agreement at least 10 days before the time of such sale. The Administrative Agent shall not be obligated to make any sale of Pledged Collateral of such Pledgor regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (c) Private Sale. Upon the occurrence of an Event of Default and during the continuation thereof, the Pledgors recognize that the Administrative Agent may deem it impracticable to effect a public sale of all or any part of the Pledged Shares or any of the securities constituting Pledged Collateral and that the Administrative Agent may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner and that the Administrative Agent shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933. Each Pledgor further acknowledges and agrees that any offer to sell such securities which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such offer may be advertised without prior registration under the Securities Act of 1933), or (ii) made privately in the manner described above shall be deemed to involve a "public sale" under the UCC, notwithstanding that such sale may not constitute a "public offering" under the Securities Act of 1933, and the Administrative Agent may, in such event, bid for the purchase of such securities.

                  (d) Retention of Pledged Collateral. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default, the Administrative Agent may, after providing the notices required by Sections 9-620 and 9-621 of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, accept or retain all or any portion of the Pledged Collateral in satisfaction of the Pledgor Obligations. Unless and until the Administrative Agent shall have provided such notices, however, the Administrative Agent shall not be deemed to have accepted or retained any Pledged Collateral in satisfaction of any Pledgor Obligations for any reason.

                  (e) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Administrative Agent or the Lenders are legally entitled, the Pledgors shall be jointly and severally liable for the deficiency, together with interest thereon at the default rate specified in Section
         3.1 of the Credit Agreement for Revolving Loans that are Base Rate Loans, together with the costs of collection and the reasonable fees of any attorneys employed by the Administrative


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         Agent to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Pledgor Obligations shall be returned to the Pledgors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

         10.      Rights of the Administrative Agent.

                  (a) Power of Attorney. In addition to other powers of attorney contained herein, each Pledgor hereby designates and appoints the Administrative Agent, on behalf of the Lenders, and each of its designees or agents as attorney-in-fact of such Pledgor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuance of an Event of Default:

                                    (i)      to demand, collect, settle,
                  compromise, adjust and give discharges and releases concerning the Pledged Collateral of such Pledgor, all as the Administrative Agent may reasonably determine;

                                    (ii)     to commence and prosecute any
                  actions at any court for the purposes of collecting any of the Pledged Collateral of such Pledgor and enforcing any other right in respect thereof;

                                    (iii)    to defend, settle or compromise any
                  action brought and, in connection therewith, give such discharge or release as the Administrative Agent may deem reasonably appropriate;

                                    (iv)     to pay or discharge taxes, liens,
                  security interests, or other encumbrances levied or placed on or threatened against the Pledged Collateral of such Pledgor;

                                    (v)      to direct any parties liable for
                  any payment under any of the Pledged Collateral to make payment of any and all monies due and to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct;

                                    (vi)     to receive payment of and receipt
                  for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Pledged Collateral of such Pledgor;

                                    (vii)    to sign and endorse any drafts,
                  assignments, proxies, stock powers, verifications, notices and other documents relating to the Pledged Collateral of such Pledgor;

                                    (viii)   to settle, compromise or adjust any
                  suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Administrative Agent may deem reasonably appropriate;


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                                    (ix)     to execute and deliver all
                  assignments, conveyances, statements, financing statements, renewal financing statements, pledge agreements, affidavits, notices and other agreements, instruments and documents that the Administrative Agent may reasonably determine necessary in order to perfect and maintain the security interests and liens granted in this Pledge Agreement and in order to fully consummate all of the transactions contemplated therein;

                                    (x)      to exchange any of the Pledged
                  Collateral of such Pledgor or other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Pledged Collateral of such Pledgor with any committee, depository, transfer agent, registrar or other designated agency upon such terms as the Administrative Agent may reasonably determine;

                                    (xi)     to vote for a shareholder
                  resolution, or to sign an instrument in writing, sanctioning the transfer of any or all of the Pledged Shares of such Pledgor into the name of the Administrative Agent or one or more of the Lenders or into the name of any transferee to whom the Pledged Shares of such Pledgor or any part thereof may be sold pursuant to Section 9 hereof; and

                                    (xii)    to do and perform all such other
                  acts and things as the Administrative Agent may reasonably deem to be necessary or proper in connection with the Pledged Collateral of such Pledgor.

         This power of attorney is a power coupled with an interest and shall be irrevocable and in effect (i) for so long as any of the Pledgor Obligations remain outstanding, any Credit Document or any Hedging Agreement between any Credit Party and any Lender in connection with the Loans is in effect or any Letter of Credit shall remain outstanding and (ii) until all of the Commitments shall have been terminated. The Administrative Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Administrative Agent in this Pledge Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Administrative Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Administrative Agent solely to protect, preserve and realize upon its security interest in Pledged Collateral.

                  (b) Performance by the Administrative Agent of Pledgor's Obligations. If any Pledgor fails to perform any agreement or obligation contained herein, the Administrative Agent itself may perform, or cause performance of, such agreement or obligation, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by the Pledgors on a joint and several basis pursuant to Section 26 hereof.


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

                  (c) Assignment by the Administrative Agent. The Administrative Agent may from time to time assign the Pledgor Obligations and any portion thereof and/or the Pledged Collateral and any portion thereof, and the assignee shall be entitled to all of the rights and remedies of the Administrative Agent under this Pledge Agreement in relation thereto.

                  (d) The Administrative Agent's Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Pledged Collateral while being held by the Administrative Agent hereunder, the Administrative Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Pledgors shall be responsible for preservation of all rights in the Pledged Collateral of such Pledgor, and the Administrative Agent shall be relieved of all responsibility for Pledged Collateral upon surrendering it or tendering the surrender of it to the Pledgors. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Administrative Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Administrative Agent has or is deemed to have knowledge of such matters; or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

                  (e)      Voting Rights in Respect of the Pledged Collateral.

                                    (i)      So long as no Event of Default
                  shall have occurred and be continuing, to the extent permitted by law, each Pledgor may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral of such Pledgor or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement or the Credit Agreement; and

                                    (ii)     Upon the occurrence and during the
                  continuance of an Event of Default, all rights of a Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to paragraph (i) of this subsection shall cease and all such rights shall thereupon become vested in the Administrative Agent which shall then have the sole right to exercise such voting and other consensual rights.

                  (f)      Dividend Rights in Respect of the Pledged Collateral.

                                    (i)      So long as no Event of Default
                  shall have occurred and be continuing and subject to Section 4(b) hereof, each Pledgor may receive and retain any and all dividends (other than stock dividends and other dividends constituting Pledged Collateral which are addressed hereinabove) or interest paid in respect of the Pledged Collateral to the extent they are allowed under the Credit Agreement.

                                    (ii)     Upon the occurrence and during the
                  continuance of an Event of Default:

                                    (A)      all rights of a Pledgor to receive
                           the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to paragraph (i) of this subsection shall cease and all such rights shall thereupon be vested in the Administrative Agent, which shall then have the sole right to receive and hold as Pledged Collateral such dividends and interest payments; and

                                    (B)      all dividends and interest payments
                           which are received by a Pledgor contrary to the provisions of paragraph (A) of this subsection shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other property or funds of such Pledgor, and shall be forthwith paid over to the Administrative Agent as Pledged Collateral in the exact form received, to be held by the Administrative Agent as Pledged Collateral and as further collateral security for the Pledgor Obligations.

                  (g) Release of Pledged Collateral. The Administrative Agent may release any of the Pledged Collateral from this Pledge Agreement or may substitute any of the Pledged Collateral for other Pledged Collateral without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Pledge Agreement as to any Pledged Collateral not expressly released or substituted, and this Pledge Agreement shall continue as a first priority lien on all Pledged Collateral not expressly released or substituted.

         11. Rights of Required Lenders. All rights of the Administrative Agent hereunder, if not exercised by the Administrative Agent, may be exercised by the Required Lenders.

         12. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, any payments in respect of the Pledgor Obligations and any proceeds of any Pledged Collateral, when received by the Administrative Agent or any of the Lenders in cash or its equivalent, will be applied in reduction of the Pledgor Obligations in the order set forth in
Section 3.15(b) of the Credit Agreement, and each Pledgor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Administrative Agent shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Administrative Agent's sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

         13. Costs of Counsel. At all times hereafter, the Pledgors agree to promptly pay upon demand any and all reasonable costs and expenses of (a) the Administrative Agent or the Lenders, as required under Section 11.5 of the Credit Agreement and (b) of the Administrative Agent as reasonably necessary to protect the Pledged Collateral or to exercise any rights or remedies under this Pledge Agreement or with respect to any Pledged Collateral. All of the foregoing costs and expenses shall constitute Pledgor Obligations hereunder.

         14.      Continuing Agreement.

                  (a) This Pledge Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any of the Pledgor Obligations remain outstanding or any Credit Document or Hedging Agreement between any Credit Party and any Lender in connection with the Loans is in effect or any Letter of Credit shall remain outstanding, and until all of the Commitments thereunder shall have terminated (other than any obligations with respect to the indemnities and the representations and warranties set forth in the Credit Documents). Upon such payment and termination, this Pledge Agreement shall be automatically terminated and the Administrative Agent and the Lenders shall, upon the request and at the expense of the Pledgors, forthwith promptly release all of its liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Pledgors evidencing such termination. Notwithstanding the foregoing all releases and indemnities provided hereunder shall survive termination of this Pledge Agreement.

                  (b) This Pledge Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Pledgor Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Pledgor Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Administrative Agent or any Lender in defending and enforcing such reinstatement shall be deemed to be included as a part of the Pledgor Obligations.

         15. Amendments; Waivers; Modifications. This Pledge Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 11.6 of the Credit Agreement.

         16. Successors in Interest. This Pledge Agreement shall create a continuing security interest in the Collateral and shall be binding upon each Pledgor, its successors and assigns and shall inure, together with the rights and remedies of the Administrative Agent and the Lenders hereunder, to the benefit of the Administrative Agent and the Lenders and their successors and permitted assigns; provided, however, that none of the Pledgors may assign its rights or delegate its duties hereunder without the prior written consent of each Lender or the Required Lenders, as required by the Credit Agreement. To the fullest extent permitted by law, each Pledgor hereby releases the Administrative Agent and each Lender, and its successors and assigns, from any liability for any act or omission relating to this Pledge Agreement or the Collateral, except as set forth in Section 10 hereof and except for any liability arising from the gross negligence or willful misconduct of the Administrative Agent, or such Lender, or its officers, employees or agents.

         17. Notices. All notices required or permitted to be given under this Pledge Agreement shall be in conformance with Section 11.1 of the Credit Agreement.

         18. Counterparts. This Pledge Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Pledge Agreement to produce or account for more than one such counterpart.

         19. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Pledge Agreement.

         20.      Governing Law; Submission to Jurisdiction; Venue.

                  (a) THIS PLEDGE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA. Any legal action or proceeding with respect to this Security Agreement may be brought in the courts of the State of Georgia, or of the United States for the Northern District of Georgia, Atlanta Division, and, by execution and delivery of this Security Agreement, each Pledgor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of such courts. Each Pledgor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address for notices pursuant to Section 11.1 of the Credit Agreement, such service to become effective 3 Business Days after such mailing. Nothing herein shall affect the right of the Administrative Agent to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against any Pledgor in any other jurisdiction.

                  (b) Each Pledgor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Pledge Agreement brought in the courts referred to in subsection
         (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

         21. Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES TO THIS PLEDGE AGREEMENT HEREBY IRREVOCABLY

WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         22. Severability. If any provision of this Pledge Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

         23. Entirety. This Pledge Agreement, the other Credit Documents and any Hedging Agreement between any Credit Party and any Lender in connection with the Loans represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents, any Hedging Agreement between any Credit Party and any Lender in connection with the Loans or the transactions contemplated herein and therein.

         24. Survival. All representations and warranties of the Pledgors hereunder shall survive the execution and delivery of this Pledge Agreement, the other Credit Documents and any Hedging Agreement between any Credit Party and any Lender in connection with the Loans, the delivery of the Notes and the making of the Loans and the issuance of the Letters of Credit under the Credit Agreement.

         25. Other Security. To the extent that any of the Pledgor Obligations are now or hereafter secured by property other than the Pledged Collateral (including, without limitation, real and other personal property owned by a Pledgor), or by a guarantee, endorsement or property of any other Person, then the Administrative Agent and the Lenders shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, and the Administrative Agent and the Lenders have the right, in their sole discretion, to determine which rights, security, liens, security interests or remedies the Administrative Agent and the Lenders shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Administrative Agent's and the Lenders' rights or the Pledgor Obligations under this Pledge Agreement, under any other of the Credit Documents or under any Hedging Agreement between any Credit Party and any Lender in connection with the Loans.

         26.      Joint and Several Obligations of Pledgors.

         (a) Each of the Pledgors is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Lenders under the Credit Agreement, for the mutual benefit, directly and indirectly, of each of the Pledgors and in consideration of the undertakings of each of the Pledgors to accept joint and several liability for the obligations of each of them.

         (b) Each of the Pledgors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other

Pledgors with respect to the payment and performance of all of the Pledgor Obligations arising under this Pledge Agreement, the other Credit Documents and any Hedging Agreement between any Credit Party and any Lender in connection with the Loans, it being the intention of the parties hereto that all the Pledgor Obligations shall be the joint and several obligations of each of the Pledgors without preferences or distinction among them.

         (c) Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents, to the extent the obligations of a Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers), then the obligations of a Guarantor under the Credit Documents shall be limited to an aggregate amount equal to the largest amount that would not render such obligation subject to avoidance under applicable law (whether federal or state and including, without limitation, Section 548 of the Bankruptcy Code).

                  [remainder of page intentionally left blank]

         Each of the parties hereto has caused a counterpart of this Pledge Agreement to be duly executed and delivered as of the date first above written.


BORROWER:                    THE PROFIT RECOVERY GROUP USA, INC.,
                             a Georgia corporation


                             By:     /s/ Donald E. Ellis, Jr.
                                -------------------------------------------
                             Name:   Donald E. Ellis, Jr.
                             Title:  Executive Vice President - Finance,
                                     Chief Financial Officer and Treasurer


GUARANTORS:                  THE PROFIT RECOVERY GROUP INTERNATIONAL, INC.,
                             a Georgia corporation

                             By:     /s/ Donald E. Ellis, Jr.
                                -------------------------------------------
                             Name:   Donald E. Ellis, Jr.
                             Title:  Executive Vice President - Finance,
                                     Chief Financial Officer and Treasurer


                             PRGFS, INC.,
                             PRGLS, INC.,
                             PRGRS, INC.,
                             each a Delaware corporation


                             By:     /s/ Donald E. Ellis, Jr.
                                -------------------------------------------
                             Name:   Donald E. Ellis, Jr.
                             Title:  Executive Vice President - Finance


                             PRG ACQUISITION, INC.,
                             a Georgia corporation


                             By:     /s/ Donald E. Ellis, Jr.
                                -------------------------------------------
                             Name:   Donald E. Ellis, Jr.
                             Title:  Executive Vice President - Finance

GUARANTORS:                  THE PROFIT RECOVERY GROUP U.K., INC.,
                             THE PROFIT RECOVERY GROUP ASIA, INC.,
                             THE PROFIT RECOVERY GROUP CANADA, INC.,
                             THE PROFIT RECOVERY GROUP NEW ZEALAND, INC.,
                             THE PROFIT RECOVERY GROUP NETHERLANDS, INC.,
                             THE PROFIT RECOVERY GROUP BELGIUM, INC.,
                             THE PROFIT RECOVERY GROUP MEXICO, INC.,
                             THE PROFIT RECOVERY GROUP FRANCE, INC.,
                             THE PROFIT RECOVERY GROUP AUSTRALIA, INC.,
                             THE PROFIT RECOVERY GROUP GERMANY, INC.,
                             PRG INTERNATIONAL, INC.,
                             THE PROFIT RECOVERY GROUP SWITZERLAND, INC.,
                             THE PROFIT RECOVERY GROUP SOUTH AFRICA, INC.,
                             THE PROFIT RECOVERY GROUP SPAIN, INC.,
                             THE PROFIT RECOVERY GROUP ITALY, INC.,
                             THE PROFIT RECOVERY GROUP GREECE, INC.,
                             THE PROFIT RECOVERY GROUP PORTUGAL, INC.,
                             PAYMENT TECHNOLOGIES, INC.,
                             THE PROFIT RECOVERY GROUP COSTA RICA, INC., each a Georgia corporation


                             By:     /s/ Donald E. Ellis, Jr.
                                -------------------------------------------
                             Name:   Donald E. Ellis, Jr.
                             Title:  Executive Vice President - Finance,
                                     Chief Financial Officer and Treasurer


                             PRG HOLDING CO. (FRANCE) NO. 1 LLC,
                             PRG HOLDING CO. (FRANCE) NO. 2 LLC,
                             each a Delaware limited liability company


                             By:     /s/ Donald E. Ellis, Jr.
                                -------------------------------------------
                             Name:   Donald E. Ellis, Jr.
                             Title:  Executive Vice President - Finance,
                                     Chief Financial Officer and Treasurer


                             PRG USA, INC.,
                             PRG, INC.,
                             each a Georgia corporation


                             By:     /s/ Donald E. Ellis, Jr.
                                -------------------------------------------
                             Name:   Donald E. Ellis, Jr.
                             Title:  Executive Vice President - Finance,
                                     Chief Financial Officer and Treasurer

Accepted and Agreed to as of the date first above written:

BANK OF AMERICA, N.A.,
in its capacity as the Administrative Agent


By:    /s/ Nancy S. Goldman
   ------------------------------------
Name:  Nancy S. Goldman
     ----------------------------------
Title: Senior Vice President
     ----------------------------------

                                  Schedule 2(a)

                                       to

                                Pledge Agreement

                          dated as of December 31, 2001

                        in favor of Bank of America, N.A.

                             as Administrative Agent

                                  PLEDGED STOCK


PLEDGOR: THE PROFIT RECOVERY GROUP INTERNATIONAL, INC.

                                           Number of           Certificate            Percentage
Name of Subsidiary                          Shares               Number                Ownership
------------------                          ------               ------                ---------

Payment Technologies, Inc.                    100                   1                     100

The Profit Recovery Group                     500                  11                     100
Asia, Inc.

The Profit Recovery Group                     100                   1                     100
Australia, Inc.

The Profit Recovery Group                     100                   2                     100
Belgium, Inc.

The Profit Recovery Group                     500                  11                     100
Canada, Inc.

The Profit Recovery Group                     100                   2                     100
Costa Rica, Inc.

The Profit Recovery Group                     500                  11                     100
France, Inc.

The Profit Recovery Group                     100                   1                     100
Germany, Inc.

The Profit Recovery Group                     100                   2                     100
Greece, Inc.

The Profit Recovery Group                     100                   1                     100
Italy, Inc.

The Profit Recovery Group                   1,000                  16                     100
Mexico, Inc.

The Profit Recovery Group                     100                   1                     100
Netherlands, Inc.

The Profit Recovery Group                     100                   1                     100
New Zealand, Inc.

The Profit Recovery Group                     100                   2                     100
Porhigal, Inc.

                                         Number of          Certificate             Percentage
Name of Subsidiary                        Shares               Number                Ownership
------------------                        ------               ------                ---------

The Proft Recovery Group                      100                  1                    100
South Africa, Inc.

The Profit Recovery Group                     100                  2                    100
Spain, Inc.

The Profit Recovery Group                     100                  1                    100
Switzerland, Inc.

The Profit Recovery Group                     500                 15                    100
UK, Inc.

The Proft Recovery Group                5,740,000                B40                    100
USA, Inc.

PRG International, Inc.                       100                  1                    100

PRG USA, Inc.                                 100                  1                    100

PRG, Inc.                                     100                  1                    100

PLEDGOR: THE PROFIT RECOVERY GROUP USA, INC.

                                           Number of           Certificate            Percentage
Name of Subsidiary                          Shares               Number                Ownership
------------------                          ------               ------                ---------
PRGRS, Inc.                                  1,000                  1                     100


PLEDGOR: PRGRS, INC.

                                           Number of           Certificate            Percentage
Name of Subsidiary                          Shares               Number                Ownership
------------------                          ------               ------                ---------
PRGLS, Inc.                                  1,000                  1                     100


PLEDGOR: PRG INTERNATIONAL, INC.

                                           Number of           Certificate            Percentage
Name of Subsidiary                          Shares               Number                Ownership
------------------                          ------               ------                ---------

PRGFS, Inc.                                  1,000                  1                     100

                                  Exhibit 4(a)

                                       to

                                Pledge Agreement

                          dated as of December 31, 2001

                        in favor of Bank of America, N.A.

                             as Administrative Agent


                             Irrevocable Stock Power


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to



the following shares of capital stock of            , a             corporation:
                                         -----------    -----------


               No. of Shares                      Certificate No.
               -------------                      ---------------



and irrevocably appoints __________________________________ its agent and attorney-in-fact to transfer all or any part of such capital stock and to take all necessary and appropriate action to effect any such transfer. The agent and attorney-in-fact may substitute and appoint one or more persons to act for him.


                                           ---------------,
                                           a                corporation
                                             --------------

                                           By:
                                              --------------------------------
                                           Name:
                                              --------------------------------

                                           Title:
                                              --------------------------------